[Image]     Scudder Tax Free Money Fund Profile                [Image]
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     The fund profile, a supplement to the full prospectus, is designed as an easy-to-read summary of fund risks, fees, and objectives. You can click on any question to link to the Fund's prospectus and get more information on that topic. Or, if you wish, you can proceed directly to the Fund's prospectus. Once you have read the prospectus and considered your investment goals, you can proceed to a Scudder Funds application.

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     Fund Profile
     November 25, 1996

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     1. What Are The Fund's Objectives?
     ----------------------------------

     Scudder Tax Free Money Fund seeks to provide income exempt from regular federal income tax and stability of principal. In pursuit of its objectives the Fund seeks to maintain a $1.00 share price.

     2. What Does The Fund Invest In?
     --------------------------------

     At least 80% of the Fund's assets will be invested in short-term municipal securities. The Fund expects normally to invest 100% of its portfolio assets in municipal securities which include municipal notes, short-term municipal bonds, variable rate demand instruments and tax-exempt commercial paper. All of the Fund's investments are high quality, have a remaining maturity of 397 calendar days or less and have minimal credit risk as determined by Scudder, Stevens & Clark, Inc. The Fund maintains a dollar-weighted average effective maturity of 90 days or less. Generally, the Fund may purchase only securities which are rated, or issued by an issuer rated, within the two highest quality rating categories of two or more of the following rating agencies: Moody's Investors Service, Inc. (Aaa and Aa, MIG1 and MIG2, and P1), Standard & Poor's (AAA and AA, SP1+ and SP1, A1+ and A1) and Fitch Investors Service, Inc. (AAA and AA, F1 and F2), or their equivalent.

     Effective December 16, 1996, the Fund may invest its assets in municipal securities rated, or issued by an issuer rated, P2 by Moody's, A2 by S&P, or F2 by Fitch, to the extent permitted by Rule 2a-7 of the Investment Company Act of 1940, as amended.

     For temporary defensive purposes, the Fund may invest more than 20% of its assets in cash and cash equivalents and in taxable securities with remaining maturities of 397 calendar days or less.

     In 1995, all of the Fund's dividends were 100% federally tax-exempt.

     The Fund may invest more than 25% of its assets in industrial development or other private activity bonds. The Fund may also invest up to 20% of its assets in securities subject to the alternative minimum tax.

     3. What Are The Risks Of Investing In The Fund?
     -----------------------------------------------

     The Fund's share price is not insured or guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. The Fund's yield may vary from day to day.

     4. For Whom Is This Fund Appropriate?
     -------------------------------------

     You may wish to consider this Fund if you are seeking income at today's tax-free money market rates while enjoying stability of principal. Its objectives make the Fund an appropriate investment for a wide range of goals and for investors with short- or long-term financial needs.

     5. What Are The Fund's Expenses And Fees?
     -----------------------------------------

     There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder Tax Free Money Fund are:

       Shareholder transaction expenses --
       Expenses charged directly to your account for various transactions.

       Sales Commission                                   None

       Commissions to Reinvest Dividends                  None

       Redemption Fee                                     None

       Exchange Fee                                       None

       Annual Fund operating expenses --
       Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets. Until April 30, 1997, Scudder has agreed to waive a portion of its fee to the extent necessary so that the total annualized expenses of the Fund do not exceed 0.65% of average daily net assets. The table below shows what the fees and expenses would have been if Scudder had agreed to waive a portion of its fees for the fiscal year ended December 31, 1995. Actual total operating expenses for the fiscal year ended December 31, 1995 were 0.75%, including 0.50% for management fees.

       Investment management fee                          0.40%

       12b-1 fees                                         None

       Other expenses                                     0.25%
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       Total Fund operating expenses                      0.65%
                                                          ====

       Example:
       Assuming a 5% annual return and redemption at the end of each period, the total expenses relating to a $1,000 investment would be:

       1 Year         3 Years           5 Years           10 Years

       $7             $21               $36               $81

     This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown. Please note that there is a $5 service fee if you request redemption proceeds via wire.

     6. How Has The Fund Performed Historically?
     -------------------------------------------

     This chart shows how the Fund has performed over the past 10 years, assuming reinvestment of all distributions. On September 30, 1996, the Fund's seven day yield was 3.12%. For the Fund's current yield, call 1-800-343-2890. Performance is historical and may not be indicative of future results.

A BAR CHART WAS INSERTED HERE. THE CAPTION AND DATA FROM THIS CHART ARE LISTED
BELOW:

   Total returns for years ended December 31:

                   1986       4.19%
                   1987       4.03
                   1988       4.73
                   1989       5.82
                   1990       5.44
                   1991       4.20
                   1992       2.54
                   1993       1.86
                   1994       2.26
                   1995       3.27

BAR CHART ENDS HERE

The Fund's Average Annual Total Return
for the period ended September 30, 1996

    One Year           2.99%
    Five Years         2.61%
    Ten Years          3.71%


     If the adviser had not maintained the Fund's expenses, the average annual total return for the one year, five year and ten year periods would have been lower.

     7. Who Manages The Fund?
     ------------------------

     The Fund's investment adviser is Scudder, Stevens & Clark, Inc., a leading provider of U.S. and international investment management for clients throughout the world. The Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process.

     Lead Portfolio Manager K. Sue Cote, joined Scudder in 1983, and assumed responsibility for the Fund's investment strategy and operations in 1986. Donald C. Carleton, Portfolio Manager, has been a portfolio manager at Scudder since he joined the firm in 1983.

     8. How Can I Invest?
     --------------------

     To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The current minimum initial investment is $1,000 ($500 for IRAs). Effective January 1, 1997, the minimum initial investment will be $2,500 ($1,000 for IRAs), except that shareholders may open a regular account with a minimum of $1,000 if an investment program of at least $100/month is established. After January 1, 1997, a shareholder with a non-fiduciary account who maintains an account balance of less than $2,500 without establishing an investment program, may be assessed an annual fee of $10.00, payable to the Fund. You may also exchange Fund shares free of charge within the Scudder Family of Funds.

     9. How Can I Redeem Shares?
     ---------------------------

     You may redeem shares at the current share price on any business day by check, telephone, fax, or mail.

     10. When Are Distributions Made?
     --------------------------------

     Dividends are declared daily and distributed monthly. Capital gains distributions, if any, will be made in November or December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.

     Distributions of tax-exempt income are not subject to federal income taxes, except for the possible applicability of the alternative minimum tax. However, distributions may be subject to state and local income taxes. A portion of the Fund's income, including income from repurchase agreements, gains from options, and market discount bonds, may be taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. Distributions of tax-exempt income are taken into consideration in computing the portion, if any, of Social Security and railroad retirement benefits subject to federal and, in some cases, state taxes.

     11. What Services Does Scudder Provide?
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     As a shareholder, you'll enjoy:

        o professional service from representatives who can answer your questions and execute your transactions
        o automated toll-free touchtone access to account information, share prices and yields, and to perform transactions
        o Scudder's quarterly shareholder newsletter, Scudder Perspectives
        o regular, informative reports about the performance of your Fund

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     [Image]Scudder wants you to make informed investment decisions. This Fund
     Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The reports are free and may be ordered by calling 1-800-225-2470.

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     Contact Scudder